Exhibit 1

     $100,000,000 Series F 6.375% Senior Insured Quarterly Notes (IQ Notes)

                             due September 30, 2018

                              ALABAMA POWER COMPANY

                             UNDERWRITING AGREEMENT

                                                            September 16, 1998



Goldman, Sachs & Co.
Edward D. Jones & Co., L.P.

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004


Ladies and Gentlemen:

                  Alabama Power Company, an Alabama corporation (the "Company"), confirms its agreement (the "Agreement") with each of you (the "Underwriters", which term shall include any underwriter substituted as hereinafter provided in
Section 10 hereof), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $100,000,000 principal amount of the Series F 6.375% Senior Insured Quarterly Notes (IQ Notes) due September 30, 2018 (the "Senior Notes") as set forth in Schedule I hereto.

                  The Company understands that the Underwriters propose to make a public offering of the Senior Notes as soon as the Underwriters deem advisable after this Agreement has been executed and delivered. The Senior Notes will be issued pursuant to an indenture, dated as of December 1, 1997, as heretofore supplemented (the "Base Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by a sixth supplemental indenture to the Base Indenture relating to the Senior Notes (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Trustee.

                  The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Underwriters shall accept such delivery.

                  The certificate(s) for the Senior Notes will be made available for examination by the Underwriters not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

                  Except as otherwise provided in Section 9 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Senior Notes including fees and disbursements of their counsel, Dewey Ballantine LLP.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

                  The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

                  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Senior Notes to the Underwriters.

                  If this Agreement shall be terminated by the Underwriters pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Senior Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

                  If an Underwriter shall fail on the Closing Date to purchase the Senior Notes that it is obligated to purchase under this Agreement (the "Defaulted Securities"), the non-defaulting Underwriter shall have the right, within 24 hours thereafter, to make arrangements for the non-defaulting Underwriter, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the non-defaulting Underwriter shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the principal amount of Defaulted Securities does not exceed 10% of the Senior Notes, the non-defaulting Underwriter shall be obligated, severally and not jointly, to purchase the full amount thereof, or

                  (b) if the principal amount of Defaulted Securities exceeds 10% of the Senior Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement, either the non-defaulting Underwriter or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Final Supplemented Prospectus or in any other documents or arrangements.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                                     Very truly yours,

                                                     ALABAMA POWER COMPANY



                                           By:  ______________________________
                                           Title:


CONFIRMED AND ACCEPTED,
as of the date first above written

GOLDMAN, SACHS & CO.
EDWARD D. JONES & CO., L.P.

By:___________________________
      (Goldman, Sachs & Co.)

                                   SCHEDULE I


                                                          Principal Amount of
                    NAME OF UNDERWRITER                       Senior Notes

Goldman, Sachs & Co.                                              $50,000,000
Edward D. Jones & Co., L.P.                                        50,000,000

TOTAL                                                            $100,000,000

                                                                  Schedule II-A

                       [Letterhead of Balch & Bingham LLP]


                                                           ___________ __, 199_

Goldman, Sachs & Co.
Edward D. Jones & Co., L.P.

c/o      Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004


                       ALABAMA POWER COMPANY Series F __ %
                    Senior Insured Quarterly Notes (IQ Notes)
                             Due September 30, 2018

Ladies and Gentlemen:

                  We have acted as general counsel to Alabama Power Company (the "Company") in connection with (i) the Company's issuance of $______ aggregate principal amount of its Series F __ % Senior Insured Quarterly Notes (IQ Notes) due September 30, 2018 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Sixth Supplemental Indenture dated as of __________ __, 199_ (collectively, the "Indenture"); and (ii) the purchase by you of the Notes pursuant to the terms of an Underwriting Agreement dated _______, 1998, among the Company and you (the "Underwriters") (the "Underwriting Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(1) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (Nos. 333-53299, 333-53299-01, 333-53299-02 and 333-53299-03) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated ________, 199_ as supplemented by a final prospectus supplement dated __________, 199_ (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended __________________, 199_, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ____________ and the Current Reports on Form 8-K of the Company dated __________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

         2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

         3. All orders, consents, or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and the sale of the Notes; the issuance and the sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

         4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above and in the Final Supplemented Prospectus in the second paragraph under the caption "Experts". In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of __________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contains any untrue statement therein of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series F Senior Notes - Book-Entry Only Issuance - The Depository Trust Company" and "The Insurer."

                  We are members of the State Bar of Alabama and we do not express any opinion herein concerning any law other than the laws of such State and, to the extent set forth herein, the law of the States of New York and the federal law of the United States.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP and Dewey Ballantine LLP may rely on this opinion in giving their opinions pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Alabama law.

                                                     Yours very truly,

                                                     BALCH & BINGHAM LLP

                                                                 Schedule II-B

                      [Letterhead of TROUTMAN SANDERS LLP]

                                                           __________ __, 199_

Goldman, Sachs & Co.
Edward D. Jones & Co., L.P.

c/o      Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004


                       ALABAMA POWER COMPANY Series F __ %
                    Senior Insured Quarterly Notes (IQ Notes)
                             Due September 30, 2018

Ladies and Gentlemen:

                  We have acted as counsel to Alabama Power Company (the "Company") in connection with (i) the Company's issuance of $__________ aggregate principal amount of its Series F __% Senior Insured Quarterly Notes (IQ Notes) due September 30, 2018 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Sixth Supplemental Indenture dated as of __________ __, 199_ (collectively, the "Indenture"); and (ii) the purchase by you (the "Underwriters") of the Notes pursuant to the terms of an Underwriting Agreement dated ___________ __, 19__, among the Company and you (the "Underwriting Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(2) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (Nos. 333-53299, 333-53299-01, 333-53299-02 and 333-53299-03) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated ___________, 199_ as supplemented by a final prospectus supplement dated __________, 199_ (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended _____________, 199_, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ____________ and the Current Reports on Form 8-K of the Company dated _________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to collectively as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Alabama law upon the opinion dated the date hereof rendered to you by Balch & Bingham LLP, and relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

         2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

         3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

         4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Arthur Andersen LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of _______________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series F Senior Notes - Book-Entry Only Issuance - The Depository Trust Company" and "The Insurer."

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Alabama and New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent.

                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                                                   Schedule III

                     [Letterhead of Cravath, Swaine & Moore]

                                                            __________ __, 199_



Goldman, Sachs & Co.
Edward D. Jones & Co., L.P.

c/o      Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004

Alabama Power Company
600 North 18th Street
Birmingham, Alabama 35291

MBIA Insurance Corporation
113 King Street
Armonk, New York  10504

                              Alabama Power Company
             Series F __ % Senior Insured Quarterly Notes (IQ Notes)
                             Due September 30, 2018

Ladies and Gentlemen:

                  We have acted as counsel to The Chase Manhattan Bank (the "Bank") in connection with (a) the Senior Note Indenture, dated as of December 1, 1997 as heretofore supplemented (the "Original Indenture"), between Alabama Power Company (the "Company") and the Bank, as Trustee, and (b) the Sixth Supplemental Indenture dated as of ___________ (together with the Original Indenture, herein called the "Indenture"), between the Company and the Bank, as Trustee.

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture and certain resolutions adopted by the Board of Directors of the Bank.

                  Based upon the foregoing, we are of the opinion that:

     i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

     ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, has duly executed and delivered the Indenture, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the Company, the Indenture constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

     iii) the execution, delivery and performance by the Bank of the Indenture does not conflict with or constitute a breach of the charter or bylaws of the Bank; and

     iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                  We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be relied upon by any other person or used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,

                                                     CRAVATH, SWAINE & MOORE

                                                                   Schedule IV



                      [Letterhead of DEWEY BALLANTINE LLP]


                                                           __________ __, 199_

Goldman, Sachs & Co.
Edward D. Jones & Co., L.P.

c/o      Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004


                       ALABAMA POWER COMPANY Series F __ %
                    Senior Insured Quarterly Notes (IQ Notes)
                             Due September 30, 2018

Ladies and Gentlemen:

                  We have represented you (the "Underwriters") in connection with (i) the issuance by Alabama Power Company (the "Company") of $____________ of its Series F __ % Senior Insured Quarterly Notes (IQ Notes) (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Sixth Supplemental Indenture dated as of __________ __, 199_ (collectively, the "Indenture"); and
(ii) the purchase by you of the Notes pursuant to the terms of an Underwriting Agreement dated ________________, 1998, among the Company and the Underwriters (the "Underwriting Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(4) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (Nos. 333-53299, 333-53299-01, 333-53299-02 and 333-53299-03) pertaining to the Notes (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated ________, 199_, as supplemented by a final prospectus supplement dated _________, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended ________________, 199_, the Quarterly Reports on Form 10-Q of the Company for the quarters ended _________ the Current Reports on Form 8-K of the Company, dated __________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the law of the State of Alabama upon the opinion of Balch & Bingham LLP, dated the date hereof and addressed to you that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents, or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriter pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

                  6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of ___________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series F Senior Notes - Book-Entry Only Issuance - The Depository Trust Company" and "The Insurer."

                  We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States, and to the extent set forth herein, the law of the State of Alabama.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Balch & Bingham LLP and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 5 of the Underwriting Agreement, insofar as such opinions relate to matters of New York law, and Balch & Bingham LLP may rely on this opinion in giving its opinion pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinion relates to matters of New York law.


                                                     Very truly yours,


                                                     DEWEY BALLANTINE LLP

                                                                      Schedule V



                           [Letterhead of Kutak Rock]


                                                             __________ __, 199_



Goldman, Sachs & Co.
Edward D. Jones & Co., L.P.

c/o      Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004

Alabama Power Company
600 North 18th Street
Birmingham, Alabama 35291

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

                       ALABAMA POWER COMPANY Series F __ %
                    Senior Insured Quarterly Notes (IQ Notes)
                             Due September 30, 2018

Ladies and Gentlemen:

         We have acted as special counsel to the MBIA Insurance Corporation (the "Corporation") in connection with the issuance of Financial Guaranty Insurance Policy No. _____ (the "Policy") relating to $___,000,000 ALABAMA POWER COMPANY Series F ____% Senior Insured Quarterly Notes (IQ Notes) due September30, 2018.

         We are familiar with and have examined a copy of the Policy and such other relevant documents as we have deemed necessary.

         Based upon the foregoing, we are of the following opinion:

                  1. The Corporation is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York, and is licensed and authorized to issue the Policy under the laws of the State of New York.

                  2. The Policy has been duly executed and is a valid and binding obligation of the Corporation enforceable in accordance with its terms except that the enforcement of the Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3. The Policy is not required to be registered under the Securities Act of 1933, as amended.

                  4. The statements set forth under the caption "THE POLICY" in the Prospectus Supplement dated September__, 1998 (the "Prospectus Supplement") insofar as such statements constitute a description of the Policy, accurately summarize the Policy.

         We have not reviewed and render no opinion with respect to any financial information contained in the Prospectus Supplement.

                                                              Very truly yours,